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                                                                EXHIBIT 10.13A
                           EXTENSION AND MODIFICATION
                                       OF
                   INDEPENDENT CONTRACTOR CONSULTING AGREEMENT

         This EXTENSION AND MODIFICATION OF INDEPENDENT CONTRACTOR CONSULTING AGREEMENT ("Extension") is entered into as of December 7, 1999 between California Coastal Communities, Inc., a Delaware corporation (the "Company"), GSSW-REO, L.L.C., a Texas limited liability company ("GSSW") and Thomas W. Sabin, Jr. ("Consultant").

         WHEREAS, the Company and GSSW have entered into an Independent Contractor Consulting Agreement (the "Consulting Agreement") dated as of May 20, 1998 through which Consultant has provided various consulting capacities to the Company and the Company has obtained various consulting services by Consultant; and;

         WHEREAS, the Company desires to obtain the benefit of continued service from Consultant by extending the Consulting Agreement, and GSSW desires to render continued services to the Company by extending the Consulting Agreement pursuant to the terms and conditions of this Extension;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations set forth herein, the parties hereto hereby agree as follows:

         1. CONTINUING EFFECTIVENESS OF CONSULTING AGREEMENT. Except to the extent of any modification made pursuant to the terms of this Extension, the Consulting Agreement shall continue to remain in full force and effect following the date hereof.

         2. EXTENSION OF TERM. Employer and Executive hereby agree to extend the term of the Consulting Agreement until January 31, 2001.

         3. STOCK OPTIONS. GSSW shall immediately be granted options ("Stock Options") to purchase 75,000 shares of Employer's common stock ("Option Shares"), at an exercise price of $7.00 per share. The specific terms and conditions of such Stock Options shall be governed by the Stock Option Agreement entered into by and between the Company and GSSW as of the date of this Extension.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, in the case of the Corporation and GSSW by an officer thereunto duly authorized, and in the case of Consultant, by Consultant individually.

                                    "COMPANY"

                                    CALIFORNIA COASTAL COMMUNITIES, INC.

                                    By  /s/ RAYMOND J. PACINI
                                        --------------------------------------
                                        Raymond J. Pacini
                                        Chief Executive Officer

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                                    "CONSULTANT"

                                    /s/ THOMAS W. SABIN, JR.
                                    ------------------------------------------
                                        Thomas W. Sabin, Jr.


                                    "GSSW"
                                    GSSW-REO, L.C.
                                    a Texas limited liability company


                                    By  /s/ THOMAS W. SABIN, JR.
                                        --------------------------------------
                                        Thomas W. Sabin, Jr.
                                        Manager